July 27, 2012

Summary Prospectus

BIF Money Fund

Fund

BIF Money Fund	CMEXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus/cash. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 27, 2012, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Summary Prospectus

Key Facts About BIF Money Fund

Investment Objective

The investment objective of BIF Money Fund (“Money Fund” or the “Fund”) is to seek current income, preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Money Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1,2]
Management Fee[1]	0.133%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.322%
Administration Fee	0.250%
Miscellaneous Other Expenses	0.072%
Total Annual Fund Operating Expenses	0.58%
[1]

The fees and expenses shown in the table and the example that follows include both the expenses of Money Fund and Money Fund’s share of the allocated expenses of Master Money LLC (“Money LLC”). The management fees are paid by Money LLC.

[2]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Money Fund	$59	$186	$324	$726

Principal Investment Strategies of the Fund

Money Fund seeks to achieve its objective by investing in a diversified portfolio of U.S. dollar-denominated short-term securities with maturities of not more than 397 days (13 months). These securities consist primarily of short-term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset-backed commercial paper, corporate notes, repurchase agreements and municipal variable rate demand obligations. The Fund may also invest in obligations of domestic and foreign banks and other short-term debt securities issued by U.S. and foreign entities. The Fund may invest up to 25% of its total assets in foreign bank money instruments. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.

Other than U.S. Government and certain U.S. Government agency securities and certain securities issued by U.S. Government-sponsored enterprises or instrumentalities, the Fund only invests in short-term securities that have one of the two highest short-term ratings from a nationally recognized rating agency or unrated instruments that Fund management determines, pursuant to authority delegated by the Fund’s Board of Trustees, are of similar credit quality. Certain short-term securities are entitled to the benefit of guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind.

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Principal Risks of Investing in the Fund

Money Fund cannot guarantee that it will achieve its investment objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

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Asset-Backed Securities Risk — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn.

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Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

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Foreign Securities Risk — Foreign securities risk is the risk that the Fund may have difficulty buying and selling on foreign exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

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Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

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U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

■	Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

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Variable Rate Demand Obligations Risk — Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

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Performance Information

The information below shows you how Money Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Information for the periods before February 2003, when the Fund changed to a “master/feeder” structure, reflects the Fund’s operations as a stand alone fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

Money Fund

ANNUAL TOTAL RETURNS

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.23% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
Money Fund	0.02%	1.59%	1.82%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

Money Fund’s investment manager is BlackRock Advisors, LLC.

Purchase and Sale of Fund Shares

If you are a Cash Management Account (“CMA”) service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements. If you are not a CMA service or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account program subscriber, the minimum initial investment for the Fund is $5,000. If you are an eligible CMA service subscriber and you choose to have your cash balances automatically invested in the Fund, generally cash balances of more than $1 in a CMA account are automatically invested in shares of the Fund daily at the next determined net asset value on each business day on which both the New York Stock Exchange (the “Exchange”) and New York banks are open; cash balances of less than $1 will be automatically invested in shares of the Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday. If you are a CMA service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of any fund associated with the CMA service not designated as your primary

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money account. Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. If you are a CMA service subscriber, you may redeem your shares by directly submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Fund’s transfer agent. You may sell shares held at the Fund’s transfer agent by writing to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290.

Tax Information

Dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE # 811-02752 BIF Money Fund SPRO-BIF-MF-0712